EXECUTION COPY
CARVANA AUTO RECEIVABLES DEPOSITOR LLC
as Seller
and
SONORAN AUTO RECEIVABLES TRUST 2018-1 TERM
as Purchaser

TRANSFER AGREEMENT

December 21, 2018

EXHIBIT A Form of Second Step Contracts Assignment
EXHIBIT B Form of Notice of Funding
EXHIBIT C Form of Officer’s Certificate

TRANSFER AGREEMENT
This TRANSFER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 21, 2018, is by and between Carvana Auto Receivables Depositor LLC, a Delaware limited liability company (“Carvana Auto”), as the seller (the “Seller”), and Sonoran Auto Receivables Trust 2018-1 Term, a Delaware statutory trust (the “Trust”), as the purchaser (the “Purchaser”).
AGREEMENTS
WHEREAS, Carvana, LLC, an Arizona limited liability company (“Carvana”), intends to sell or otherwise transfer, on the date hereof and from time to time hereafter, various assets including automobile retail installment sale contracts, direct purchase money loans, conditional sale contracts and related rights, to Carvana Auto, pursuant to the Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), between Carvana and Carvana Auto;
WHEREAS, the Seller is willing to sell, on the date hereof and from time to time hereafter, such contracts and related rights to the Purchaser pursuant to this Agreement;
WHEREAS, the Purchaser desires to purchase, on the date hereof and from time to time hereafter, such contracts and related rights, or interests therein owned by the Seller pursuant to this Agreement;
WHEREAS, the Trust intends to fund its acquisition of such contracts and related rights through indebtedness incurred by it pursuant to the Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), among the Trust, as borrower, Wells Fargo Bank, National Association, as collateral custodian, account bank and administrative agent, Carvana, LLC, as trust administrator, and the lenders from time to time party thereto; and
WHEREAS, Bridgecrest Credit Company, LLC, an Arizona limited liability company (“Bridgecrest”), is willing to service such contracts in accordance with the terms of the Servicing Agreement, dated as of the date hereof, between the Trust and Bridgecrest.
NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein contained, each party agrees as follows for the benefit of the other party:

ARTICLE I
DEFINITIONS

Section 1.1 Definitions; Rules of Construction. Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. In addition, capitalized terms used in this Agreement but not defined herein are defined in and shall have the respective meanings assigned to them in Section 1.1 of the Loan and Security Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Loan and Security Agreement, the terms and provisions contained herein shall govern with respect to this Agreement. All references herein to “the Agreement” or “this Agreement” are to this Transfer Agreement as it may be amended, supplemented or modified from time to time, and all references herein to Articles and Sections are to Articles or Sections of this Agreement unless otherwise specified. The rules of construction set forth in Sections 1.2, 1.3 and 1.4 of the Loan and Security Agreement shall be applicable to this Agreement (and for such purposes only, references in those sections to the Loan and Security Agreement (including references to “this Agreement”, “hereof”, “hereunder” and words of like effect) shall be deemed to refer this Agreement).
“Financing Party” means the Trust and each other party identified or described in this Agreement, the Purchase Agreement or the Loan and Security Agreement as having an interest in any rights hereunder, as owner, trustee or secured party.
“Losses” shall have the meaning set forth in Section 4.13.
“Permitted Assign” means a Financing Party to whom the Purchaser or another Financing Party has pledged or assigned any of its rights hereunder in accordance with the Transaction Documents.
“Receivables Purchase Price” shall have the meaning set forth in Section 2.1(b).
“Schedule of Receivables” means the schedule of Receivables included as Schedule A to each Second Step Contracts Assignment.
“Second Step Contracts Assignment” shall have the meaning set forth in Section 2.1(b).
“Second Step Transferred Property” shall have the meaning set forth in Section 2.1(a).
“Transferred Contract” shall have the meaning set forth in Section 2.1(a).

ARTICLE II
CONVEYANCE OF CONTRACTS

Section 2.1 Conveyance of Contracts.
(a) On the date hereof and each Funding Date, the Seller shall sell, transfer, assign and set over and otherwise convey to the Purchaser and the Purchaser shall purchase from the Seller, without recourse, all right, title and interest of the Seller in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “Second Step Transferred Property”):

(i) the Receivables and the related Contracts identified on the Schedule of Receivables delivered by the Seller to the Purchaser on or before the Closing Date or the applicable Funding Date (each, a “Transferred Contract”), and any accounts or obligations evidenced thereby, any guarantee thereof, all Collections and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Receivables) or to become due or received by any Person in payment of any of the foregoing on or after the applicable Cut-off Date;
(ii) the Financed Vehicles (including Financed Vehicles that have been repossessed) or in any document or writing evidencing any security interest in any Financed Vehicle and each security interest in each Financed Vehicle securing each such Receivable, including all proceeds from any sale or other disposition of such Financed Vehicles;
(iii) all Receivable Files, all Authoritative Copies, all Servicer Files and the Schedule of Receivables, and all documents, agreements and instruments included in the Receivable Files and Servicer Files;
(iv) all Records, documents and writings evidencing or related to the Receivables or the Contracts;
(v) all rights to payment under all Insurance Policies with respect to a Financed Vehicle, including any monies collected from whatever source in connection with any default of an Obligor with respect to a Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;
(vi) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Receivables, whether pursuant to the related Contracts or otherwise;
(vii) all rights to payment under all service contracts and other contracts and agreements associated with the Receivables;
(viii) all security interests, Liens, guaranties and other encumbrances in favor of or assigned or transferred to the Seller in and to the Receivables and Financed Vehicles;
(ix) all Liquidation Proceeds;
(x) all right, title and interest of the Seller in, to and under (A) the Purchase Agreement and (B) the related First Step Contracts Assignment, including the right of the Seller to cause Carvana to repurchase the related Receivables under the circumstances specified in the Purchase Agreement; and
(xi) all income and proceeds of any of the foregoing.

(b) In connection with each purchase and sale of Second Step Transferred Property hereunder, the Seller agrees, at its own expense, (i) to annotate and indicate on its books and records (including any computer files) that the Transferred Contracts were sold and transferred to the Purchaser pursuant to this Agreement, (ii) to deliver to the Purchaser (or its designee) all Collections on the Transferred Contracts, if any, received after the applicable Cut-off Date, (iii) to deliver to the Purchaser on or prior to the Closing Date and each Funding Date an assignment substantially in the form attached hereto as Exhibit A (each, a “Second Step Contracts Assignment”); and (iv) deliver to the Purchaser such other information, as may be reasonably requested by the Purchaser. In connection with each purchase of Second Step Transferred Property on a Funding Date, the Purchaser shall have delivered a Notice of Funding (substantially in the form attached hereto as Exhibit B) and an officer’s certificate (substantially in the form attached hereto as Exhibit C) to the Account Bank, the Administrative Agent, the Servicer and the Rating Agency and complied with all other requirements of Section 2.9 of the Loan Agreement. In consideration of the sale of the Transferred Contracts from the Seller to the Purchaser as provided herein, the Purchaser shall pay, on the Closing Date and each Funding Date, to the Seller an amount equal to the Principal Balance for the Receivables purchased on such day (the “Receivables Purchase Price”). On the Closing Date, a portion of such consideration shall be paid in immediately available funds and the remaining amount by the issuance of the Certificates by the Purchaser to the Seller. On each Funding Date, such consideration shall be paid in immediately available funds by the Account Bank from the Prefunding Account pursuant to Section 2.9 of the Loan Agreement.
(c) The Purchaser hereby (i) acknowledges that the Seller has granted a perpetual, non-exclusive, assignable, royalty-free license to use the performance data relating to the Transferred Contracts, including the information included in each Monthly Report, to Carvana, LLC and (ii) agrees that it and its assigns shall be bound by the terms of such license to provide such performance data and information to Carvana, LLC.

Section 2.2 Intent of the Parties. It is the intention of the parties that each conveyance hereunder of the Transferred Contracts and the other Second Step Transferred Property from the Seller to the Purchaser as provided in Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Transferred Contracts and other Second Step Transferred Property by the Seller to the Purchaser, that the beneficial interest in and title to the Second Step Transferred Property shall not be part of the Seller’s estate in the event of a filing of a bankruptcy petition by or against the Seller under any bankruptcy law and that the Seller does not guarantee collection of any Transferred Contract. Furthermore, such conveyance is not intended to be a pledge of the Transferred Contracts by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Although the parties intend that each sale, transfer, assignment and other conveyance contemplated by this Agreement and each Second Step Contracts Assignment to be an absolute sale, in the event any such transfer and assignment is deemed to be other than a sale, the parties intend and agree: (i) that all filings described in this Agreement shall give the Purchaser a first priority perfected security interest in, to and under the Second Step Transferred Property and all proceeds thereof with respect to such transfer and assignment; (ii) this Agreement, together with each Second Step Contracts Assignment, shall be deemed to be the grant of, and the Seller hereby grants to the Purchaser, a “security interest” within the meaning of

Article 9 of the UCC from the Seller to the Purchaser and the Trust and Administrative Agent as assignees in all of the Seller’s right, title and interest in and to the Second Step Transferred Property in order to secure its obligations hereunder with respect to such transfer and assignment; (iii) this Agreement, together with each Second Step Contracts Assignment, shall be a “security agreement” within the meaning of Article 9 of the UCC for the purposes of such transfer and assignment; and (iv) the Purchaser shall have all of the rights, powers and privileges of a secured party under the UCC with respect to such transfer and assignment and the Second Step Transferred Property related thereto.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Seller.
(a) General Representations and Warranties. The Seller makes the following representations and warranties to the Purchaser as of the date of this Agreement and each Funding Date, and on which representations and warranties the Purchaser shall rely in acquiring the Transferred Contracts.
(i) Organization and Good Standing. The Seller has been duly organized, and is validly existing as a limited liability company, in good standing under the laws of the state of its formation, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and the Seller had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Transferred Contracts and other Second Step Transferred Property, except for non-compliance which could not reasonably be expected to result in a Material Adverse Effect with respect to the Seller.
(ii) Due Qualification. The Seller is duly qualified to do business and is in good standing under the laws of each jurisdiction, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the origination, purchase, sale, pledge and servicing of the Transferred Contracts), except where the failure to so qualify or obtain such license or approval could not reasonably be expected to result in a Material Adverse Effect.
(iii) Power and Authority; Due Authorization. The Seller (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement, (B) carry out the terms of this Agreement and (C) sell the Second Step Transferred Property on the terms and conditions herein provided and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the sale of the Second Step Transferred Property on the terms and conditions herein and therein provided.
(iv) Valid Sale, Binding Obligation. This Agreement and each Second Step Contracts Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Transferred Contracts and other Second Step Transferred

Property to the Purchaser, enforceable against creditors of and purchasers from the Seller; and this Agreement constitutes, and each Second Step Contracts Assignment, when duly executed and delivered, shall constitute, a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(v) No Violation. The consummation of the transactions contemplated by this Agreement to which it is a party and the fulfillment of the terms hereof shall not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Seller’s Formation Documents, (ii) result in the creation or imposition of any Lien upon any of the Seller’s properties, other than Permitted Liens, or (iii) violate any Applicable Law; except, solely in the case of clause (iii), where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Seller.
(vi) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Seller.
(vii) No Consents. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority required for the due execution, delivery and performance by the Seller of this Agreement have been obtained except for non-compliance which could not reasonably be expected to result in a Material Adverse Effect with respect to the Seller.
(viii) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any “bulk sales” act or similar law by the Seller.
(ix) Solvency. The transactions under this Agreement do not and shall not render the Seller not Solvent.
(x) Taxes. The Seller has filed, caused to be filed, or received an extension of time for filing that has not yet expired all federal and material state, local or foreign tax returns that are required to be filed by it. The Seller has paid or made adequate provisions for the payment of all federal or material amounts of state, local or foreign Taxes and all material assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Seller), and no tax lien has been filed and, to the Seller’s knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

(xi) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports (including the data files indicating characteristics of the Statistical Pool and the initial pool of Transferred Contracts) furnished or to be furnished by (or on behalf of) the Seller to the Purchaser, any Financing Party or other designee under or in connection with this Agreement are true, correct and complete in all material respects as of the date specified therein or the date so furnished (as applicable).
(xii) Value Given. The Purchaser shall have given reasonably equivalent value to the Seller in consideration for the transfer by the Seller to the Purchaser of each of the Transferred Contracts and the related Second Step Transferred Property under this Agreement.
(xiii) Accounting. The Seller accounts for the transfers to the Purchaser of Transferred Contracts and related Second Step Transferred Property under this Agreement as sales of such Transferred Contracts and related Second Step Transferred Property in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein, other than for income tax and consolidated accounting purposes.
(xiv) Investment Company Act. The Seller is not an “investment company” registered or required to be registered under the Investment Company Act.
(xv) ERISA. (i) No prohibited transactions or Reportable Events have occurred with respect to any Pension Plan (if any), (ii) no notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA has been filed, nor has any Pension Plan been terminated under Section 4041(c) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appointed a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, and (iii) no liability under Title IV (other than accrued premiums to the Pension Benefit Guaranty Corporation) has been incurred (whether or not assessed), which individually or in the aggregate with respect to (i), (ii) and (iii) above would reasonably be expected to have a Material Adverse Effect with respect to the Seller.
(xvi) Anti-Corruption Laws and Sanctions. The Seller is in compliance with Anti-Corruption Laws and applicable Sanctions. None of the Seller or, to the knowledge of the Seller, any agent of the Seller that shall act in any capacity in connection with or benefit from the transactions contemplated by the Transaction Documents, is a Sanctioned Person. None of the Receivables Purchase Price, the use of proceeds of the Receivables Purchase Price or the transactions contemplated by this Agreement shall violate Anti-Corruption Laws or applicable Sanctions.
(xvii) Good Title.
(A) Immediately prior to the conveyance of each Transferred Contract and the related Second Step Transferred Property to the Purchaser pursuant to this Agreement and each Second Step Contracts Assignment, the Seller had good and marketable title thereto, free and clear of all Liens except for Permitted Liens or those Liens that shall be released simultaneously with the conveyance hereunder.
(B) Upon the conveyance of such Transferred Contract and the other related Second Step Transferred Property to the Purchaser pursuant to this Agreement and each Second Step Contracts Assignment, the Purchaser shall be the sole owner of, and have good, indefeasible and marketable title to such Transferred Contract and other related Second Step Transferred Property, free and clear of any Lien (other than Liens created hereunder, Permitted Liens or those Liens that shall be released simultaneously with the conveyance hereunder).
(xviii) Consents Obtained. All consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller, in connection with the origination, or purchase and sale pursuant to this Agreement and each Second Step Contracts Assignment of such Transferred Contract and the other related Second Step Transferred Property, either (x) have been duly obtained, effected or given and are in full force and effect, or (y) the Seller has properly completed and submitted all applications, documents and other materials necessary to cause such consent, license, approval, authorization, registration or declaration to be issued or obtained and has paid all applicable fees and costs in connection therewith.
(b) Representations and Warranties Regarding the Transferred Contracts; Value Given. Pursuant to Section 2.1(a)(x), the Seller assigns to the Purchaser all of its right, title and interest in, to and under the Purchase Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties of Carvana made to the Seller pursuant to Section 3.1(b) of the Purchase Agreement. As of the Closing Date and each Funding Date, the Seller hereby represents and warrants to the Purchaser that the Seller has neither taken, nor caused, instructed or authorized to be taken, any action which would cause such representations and warranties of Carvana to be false or incorrect in any material respect as of the Closing Date or the Funding Date, as applicable. The Seller further acknowledges that the Purchaser and the Permitted Assigns rely on the representations and warranties of the Seller under this Agreement and of Carvana under the Purchase Agreement in, as applicable, accepting the Transferred Contracts and executing and delivering the Loan and Security Agreement and the Certificates or consummating the other transactions contemplated by the Transaction Documents.
(c) Repurchase of Transferred Contracts.
(i) In the event of a breach of any representation or warranty set forth in Section 3.1(b) of the Purchase Agreement or Section 3.1(b) hereof, unless the breach shall have been cured within thirty (30) days following discovery of the breach or receipt of notice of such breach as the case may be, the Seller shall no later than the second Payment Date after such discovery or receipt of notice (1) repurchase from the Purchaser each Transferred Contract related to such breach, by remitting to the Collection Account an amount equal to the Release Price of each such Transferred Contract, or (2) in the event of a breach of any representation or warranty set forth in Section 3.1(b) of the Purchase Agreement, use reasonable efforts to enforce, at the direction of the Purchaser (or, if so directed, cooperate with and assist the Purchaser in enforcing), the obligations of Carvana under Section 3.1(c) of the Purchase Agreement to repurchase each Transferred Contract related to such breach by remitting to the Collection Account an amount equal to the Release Price of each such Transferred Contract. The Seller shall not interfere with or act to hinder the Purchaser’s exercise of rights and remedies under this Section 3.1(c) or under Section 3.1(c) or 4.10 of the Purchase Agreement.
(ii) The sole and exclusive remedy of the Purchaser with respect to a breach of the Seller’s representations and warranties pursuant to Section 3.1(b) (other than any indemnities available pursuant to Section 4.13) shall be to require the Seller to repurchase each Transferred Contract related to such breach pursuant to this Section 3.1(c).
(iii) Upon the Purchaser’s receipt in the Collection Account of any Release Price, the applicable Transferred Contract and any and all related Second Step Transferred Property shall be automatically and immediately assigned and re-conveyed by the Purchaser to the Seller.
(d) Upon discovery by the Seller or by the Purchaser of a breach of any of the foregoing representations and warranties set forth in Section 3.1(a) or Section 3.1(b) hereof or Section 3.1(a) or Section 3.1(b) of the Purchase Agreement, the party discovering such breach shall give prompt written notice to the other parties.

Section 3.2 Representations and Warranties of the Purchaser.
(a) The Purchaser makes the following representations and warranties to the Seller as of the date of this Agreement and each Funding Date, and on which representations and warranties the Seller shall rely in selling the Receivables.
(i) Organization and Good Standing. The Purchaser has been duly organized, and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.
(ii) Power and Authority; Due Authorization. The Purchaser (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement party and (B) carry out the terms of this Agreement and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement.
(iii) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.
(iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Purchaser’s Formation Documents, (ii) result in the creation or imposition of any Lien upon any of the Purchaser’s properties, other than Permitted Liens, or (iii) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Purchaser.
(v) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Transferred Contracts or (iv) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Purchaser.
(vi) No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Purchaser of this Agreement have been obtained.
(b) Upon discovery by the Seller or by the Purchaser of a breach of any of the representations and warranties set forth in Section 3.2(a), the party discovering such breach shall give prompt written notice to the other parties.

Section 3.3 Affirmative Covenants of the Seller. The Seller hereby covenants as to the Transferred Contracts the Seller has sold to the Purchaser hereby that:
(a) Delivery of Payments. The Seller shall promptly, but in no event later than two (2) Business Days after receipt thereof, transfer all Collections received by it after the applicable Cut-off Date with respect to any Transferred Contract or the related Second Step Transferred Property to, or at the direction of, the Purchaser.
(b) Compliance. The Seller shall comply, in all material respects, with all Applicable Laws, acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Seller or the Transferred Contracts or other Second Step Transferred Property or any part thereof; provided, however, that the Seller may contest any Applicable Law, act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Purchaser in any of the Transferred Contracts or other Second Step Transferred Property.
(c) Keeping of Records and Books of Account. The Seller shall maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Transferred Contracts and other Second Step Transferred Property.

Section 3.4 Negative Covenants of the Seller. The Seller hereby covenants as to the Transferred Contracts the Seller has sold to the Purchaser hereby that:
(a) Contracts Not to be Evidenced by Instruments. The Seller shall take no action to cause any Transferred Contract that is not, as of the Closing Date (or, with respect to Transferred Contracts related to Subsequent Receivables, as of the related Funding Date), evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Transferred Contract.
(b) Security Interests. The Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Transferred Contracts or other Second Step Transferred Property, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller shall not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller shall promptly notify the Purchaser of the existence of any Lien (other than Permitted Liens) on any portion of the Transferred Contracts or other Second Step Transferred Property and the Seller shall defend the right, title and interest of the Purchaser (and the Permitted Assigns) in, to and under such Transferred Contracts and other Second Step Transferred Property, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any portion of the Second Step Transferred Property.
(c) Sale Treatment. The Seller shall not account for or treat (whether in the Seller’s financial statements or otherwise) the transactions contemplated by this Agreement in any manner other than as the sale, or absolute assignment, of the Transferred Contracts and other Second Step Transferred Property by the Seller to the Purchaser other than for income tax and consolidated accounting purposes.

ARTICLE IV
MISCELLANEOUS PROVISIONS

Section 4.1 Amendment. This Agreement may be amended, waived, supplemented or modified only with ten (10) Business Days’ prior written notice to KBRA and by a written amendment duly executed and delivered by the Seller and the Purchaser (subject to any expressly applicable amendment provision of the Transaction Documents) and, in each case, with the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders).

Section 4.2 Protection of Right, Title and Interest in and to Receivables.
(a) The Seller, at its expense, shall cause all financing statements and continuation statements, amendments, assignments and any other necessary documents and notices, covering or evidencing the Purchaser’s right, title and interest in and to the Transferred Contracts and other Second Step Transferred Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and take such other action, all in such manner and in such places as may be required by law, or as the Purchaser may reasonably request, fully to preserve and protect the right, title and interest of the Purchaser (and the Permitted Assigns) hereunder in and to all of the Transferred Contracts and such other Second Step Transferred Property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and shall execute any and all documents reasonably required or requested to fulfill the intent of this subsection.
(b) The Seller shall not change its State of formation or its name, identity or entity structure, unless it shall give the Purchaser written notice thereof at no later than ten (10) days prior to such change.
(c) The Seller shall give the Purchaser notice no later than ten (10) days after any relocation of its principal place of business or chief executive office.
(d) The Seller shall maintain its respective computer systems relating to loan record keeping so that, from and after the time of sale under this Agreement of any Transferred Contract, the Seller’s master computer records (including any backup archives) that refer to a Transferred Contract shall indicate clearly the interest of the Purchaser (or its Permitted Assign).

Section 4.3 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue. THIS AGREEMENT AND EACH SECOND STEP CONTRACTS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER EACH SECOND STEP CONTRACTS ASSIGNMENT IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 4.4 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 4.5 Notices. All demands, notices and communications upon or to the Seller or Purchaser under this Agreement shall be delivered as specified in Section 14.2 in the Loan and Security Agreement.

Section 4.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or unenforceability of the other provisions of this Agreement.

Section 4.7 Assignment; Conveyance of Transferred Contracts and Second Step Transferred Property to the Trust. This Agreement may not be assigned by the Purchaser or the Seller except as contemplated by this Section 4.7. The Seller acknowledges that the Purchaser (or any Permitted Assign) may, pursuant to certain agreements, convey the Transferred Contracts and the other Second Step Transferred Property, together with certain rights under this Agreement, to Financing Parties pursuant to the Loan and Security Agreement. The Seller acknowledges and consents to such conveyance and waives any further notice thereof.

Section 4.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 4.9 Counterparts. This Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 4.10 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and shall inure to the benefit of the Permitted Assigns, and each such Permitted Assign shall be considered to be a third party beneficiary hereof. In furtherance of the foregoing, Permitted Assigns may enforce the duties and obligations of the Seller under this Agreement against the Seller (whether in the name and place of the Purchaser or in their own name) for the benefit of the applicable Permitted Assigns. The Administrative Agent shall be a third party beneficiary hereto. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

Section 4.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 4.12 Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 4.13 Indemnification. The Seller shall indemnify the Purchaser, each Lender and the Administrative Agent, and their respective directors, officers, employees, and agents (the “Indemnified Parties”) against any and all losses, claims, damages (including punitive damages), liabilities or expenses (including reasonable legal and accounting fees and expenses) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or as a result of this Agreement or any other Transaction Document, including (w) any sale by the Seller of the Transferred Contracts or the other Second Step Transferred Property, (x) any breach of any representation, warranty or covenant of the Seller in this Agreement, the other Transaction Documents or in any certificate or other written material delivered pursuant hereto or thereto, (y) the failure by the Seller to comply with Applicable Law or (z) any litigation, claim, proceeding or investigation before any Governmental Authority (1) relating to arising from this Agreement, the other Transaction Documents or the transactions contemplated hereby and thereby or (2) relating to the Seller in which any Indemnified Party becomes involved as a result of the transactions contemplated by the Transaction Documents, as applicable, including any judgment, award, settlement, reasonable and documented out of pocket external attorneys’ fees and other out of pocket costs or expenses incurred in connection with any such litigation, claim, proceeding or investigation. Notwithstanding the foregoing, such indemnity shall not be available to an Indemnified Party to the extent that such Losses (A) have resulted from the gross negligence, bad faith, fraud or willful misconduct of the Indemnified Party or (B) arise primarily due to the deterioration in the credit quality or market value of the Transferred Contracts, Financed Vehicles or other Second Step Transferred Property (or the underlying Obligors thereunder) or otherwise constituting credit recourse for the failure of an Obligor to pay any amount owing with respect to any Second Step Transferred Property.

Section 4.14 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Owner Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Purchaser, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Purchaser, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Purchaser in this letter and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter or any other transaction documents.

Section 4.15 Survival. All representations, warranties, covenants, indemnities and other provisions made by the Seller herein or in connection herewith shall be considered to have been relied upon by the Purchaser, and shall survive the execution and delivery of this Agreement. The terms of Section 4.13 shall survive the termination or assignment of this Agreement.

Section 4.16 Termination. The Purchaser may not terminate this Agreement until on or after the later of the Termination Date under the Loan and Security Agreement and the date as of which all Obligations have been indefeasibly paid in full.
[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES
DEPOSITOR LLC,
as Seller

By:	/s/ Paul W. Breaux
	Name:	Paul W. Breaux
	Title:	Vice President

SONORAN AUTO RECEIVABLES TRUST
2018-1 TERM,
as Purchaser

By:	WILMINGTON TRUST,
NATIONAL ASSOCIATION,
not in its individual capacity but solely as
Owner Trustee

	By:	/s/ Nancy E. Hagner
		Name:	Nancy E. Hagner
		Title:	Assistant Vice President

EXHIBIT A
FORM OF
SECOND STEP CONTRACTS ASSIGNMENT
PURSUANT TO TRANSFER AGREEMENT

On [the Closing Date] [__________, 201___ (the “Funding Date”)], for value received, in accordance with the Transfer Agreement, dated as of December 21, 2018 (as amended, modified or supplemented from time to time, the “Transfer Agreement”), between Carvana Auto Receivables Depositor LLC, a Delaware limited liability company (the “Seller”), and Sonoran Auto Receivables Trust 2018-1 Term, a Delaware statutory trust (the “Purchaser”), the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse:
(i) the Receivables and the related Contracts identified on the Schedule of Receivables delivered by the Seller to the Purchaser on or before the [Closing Date][Funding Date] (each, a “Transferred Contract”), and any accounts or obligations evidenced thereby, any guarantee thereof, all Collections and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Receivables) or to become due or received by any Person in payment of any of the foregoing on or after the applicable Cut-off Date;
(ii) the Financed Vehicles (including Financed Vehicles that have been repossessed) or in any document or writing evidencing any security interest in any Financed Vehicle and each security interest in each Financed Vehicle securing each such Receivable, including all proceeds from any sale or other disposition of such Financed Vehicles;
(iii) all Receivable Files, all Authoritative Copies, all Servicer Files and the Schedule of Receivables, and all documents, agreements and instruments included in the Receivable Files and Servicer Files;
(iv) all Records, documents and writings evidencing or related to the Receivables or the Contracts;
(v) all rights to payment under all Insurance Policies with respect to a Financed Vehicle, including any monies collected from whatever source in connection with any default of an Obligor with respect to a Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;
(vi) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Receivables, whether pursuant to the related Contracts or otherwise;

(vii) all rights to payment under all service contracts and other contracts and agreements associated with the Receivables;
(viii) all security interests, Liens, guaranties and other encumbrances in favor of or assigned or transferred to the Seller in and to the Receivables and Financed Vehicles;
(ix) all Liquidation Proceeds;
(x) all right, title and interest of the Seller in, to and under (A) the Purchase Agreement and (B) the related First Step Contracts Assignment, including the right of the Seller to cause Carvana to repurchase the related Receivables under the circumstances specified in the Purchase Agreement; and
(xi) the proceeds of any of the foregoing.
It is the intention of the Seller and the Purchaser that the transfer and assignment of Transferred Contracts contemplated by the Transfer Agreement and this Second Step Contracts Assignment shall constitute an absolute and irrevocable sale of the Transferred Contracts from the Seller to the Purchaser so that the beneficial interest in and title to the Transferred Contracts and the other related Second Step Transferred Property shall not be part of the Seller’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Seller or placement into receivership or conservatorship of the Seller under any relevant bankruptcy, insolvency, receivership or conservatorship law.
The foregoing transfer and assignment of Transferred Contracts contemplated by the Transfer Agreement and this Second Step Contracts Assignment does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the Seller, the Servicer or any other Person to the Obligors, insurers or any other Person in connection with the Transferred Contracts or the other related Second Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.
THIS SECOND STEP CONTRACTS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).
This Second Step Contracts Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer Agreement and is to be governed by the Transfer Agreement.
Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Transfer Agreement.
* * * * *

IN WITNESS WHEREOF, the undersigned has caused this Second Step Contracts Assignment to be duly executed as of the day and year first written above.

CARVANA AUTO RECEIVABLES LLC

By:
Name:
Title:

SCHEDULE A TO THE SECOND STEP CONTRACTS ASSIGNMENT
SECOND STEP SCHEDULE OF RECEIVABLES
The Second Step Schedule of Receivables is on file at the offices of:
1. The Administrative Agent
2. The Servicer
3. The Seller
4. The Purchaser

EXHIBIT B
NOTICE OF FUNDING DATE
In accordance with the Loan and Security Agreement, dated as of December 21, 2018 (the “Loan and Security Agreement”), among the Sonoran Auto Receivables Trust 2018-1 Term, as borrower, Wells Fargo Bank, National Association, as collateral custodian, account bank and administrative agent, Carvana, LLC, as trust administrator, and the lenders from time to time party thereto, the undersigned hereby gives notice of the Funding Date to occur on or before [____] [__], 20[__], for each of the Receivables listed on the Schedule of Receivables delivered with the Second Step Contracts Assignment to be delivered on the Funding Date.
Defined terms used herein but not defined herein are defined in and shall have the respective meanings assigned to them in Section 1.1 of the Loan and Security Agreement.
Subsequent Receivables:

Aggregate Principal Balance of the Subsequent Receivables as of [____] [__], 20[__] (the “Cut-off Date”):	$[_________________]
Prefunding Account:

Funding Reserve Deposit Amount to be deposited to the Credit Reserve Account by the Certificateholder as of the Funding Date:	$[_________________]
Certificateholder Funding Amount to be wired from the Certificateholder to or at the direction of the Seller in payment for such Subsequent Receivables:	$[_________________]
Prefunding Account Funding Amount to be wired from the Prefunding Account to or at the direction of the Seller in payment for such Subsequent Receivables:	$[_________________]

The undersigned hereby certifies that, in connection with the Funding Date specified above, the undersigned has complied with all terms and provisions specified in Sections 2.1(b) and 2.1(c) of the Transfer Agreement, including the delivery of the officer’s certificate.

SONORAN AUTO RECEIVABLES
TRUST 2018-1 TERM

By:	Carvana, LLC, as
Trust Administrator

By:
Name:
Title:

EXHIBIT C
JOINT OFFICER’S CERTIFICATE
This officer’s certificate is delivered in accordance with Sections 2.1(b) and 2.1(c) of that certain Transfer Agreement, dated as of December 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “Transfer Agreement”), by and between Carvana Auto Receivables Depositor LLC (the “Depositor”) and Sonoran Auto Receivables Trust 2018-1 Term (the “Borrower”) and Sections 2.1(b) and 2.1(c) of that certain Purchase Agreement, dated as of December 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Carvana, LLC (the “Carvana”) and Carvana Auto Receivables Depositor LLC (the “Depositor”). Defined terms used herein but not defined herein are defined in and shall have the respective meanings assigned to them in Section 1.1 of the Loan and Security Agreement, dated as of December 21, 2018 (the “Loan and Security Agreement”), among the Borrower, Wells Fargo Bank, National Association, as collateral custodian, account bank and administrative agent, Carvana, and the lenders from time to time party thereto.
Reference is made to the Funding Date to occur on or before [____] [__], 20[__].
Each of the undersigned hereby certifies on behalf of Carvana, the Depositor or the Borrower, as applicable, that:
a.the representations and warranties of Carvana contained in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof;
b.the representations and warranties of the Depositor contained in Section 3.1 of the Transfer Agreement are true and correct as of the date hereof;
c.the requirements of Section 2.9 of the Loan and Security Agreement regarding the Subsequent Receivables to be acquired on the Funding Date have been met; and
d.the representations and warranties of the Borrower contained in Sections 5.1 and 5.2 of the Loan and Security Agreement are true and correct as of the date hereof.

CARVANA, LLC

By:
Name:
Title:

CARVANA AUTO RECEIVABLES
DEPOSITOR LLC

By:
Name:
Title:

SONORAN AUTO RECEIVABLES
TRUST 2018-1 TERM

By:	Carvana, LLC, as
Trust Administrator

By:
Name:
Title: